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                                ICM SERIES TRUST

                               ------------------

                             ICM/ISABELLE SMALL CAP
                                   VALUE FUND




                                  ANNUAL REPORT
                                DECEMBER 31, 2002

                                  ICM/ISABELLE
                              SMALL CAP VALUE FUND




SHAREHOLDER LETTER...............................................        2

PORTFOLIO OF INVESTMENTS.........................................        8

STATEMENT OF ASSETS AND LIABILITIES..............................       11

STATEMENT OF OPERATIONS..........................................       12

STATEMENTS OF CHANGES IN NET ASSETS .............................       13

FINANCIAL HIGHLIGHTS ............................................       14

NOTES TO FINANCIAL STATEMENTS....................................       18

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS ........................       25

FUND  TRUSTEES  AND  OFFICERS....................................       26

SHAREHOLDER LETTER

Dear Shareholder:

This past year was the most difficult year I have experienced as an investor. As a shareholder and portfolio manager of the ICM/Isabelle Small Cap Value Fund, I was very pleased with the performance through the first half of the year. The third quarter proved to be treacherous, erasing the entire first half's gains - and then some. Ultimately, 2002 marked the Fund's first negative return for a full calendar year since it's inception in March of 1998. Unsatisfactory as this may be, we are undaunted in our efforts, determined to do better in 2003.

The Fund's three-year streak of positive returns ended with a decline of 17.4% for 2002.* This past year's results may have been acceptable for investors that focus upon returns that are relative to the market's overall poor performance, witnessed by the S&P 500 Index's decline of 23.4% and the Russell 2000 Small Company Stock Index decline of 21.6%, but we acknowledge that our aspirations were not realized.

Our experience this past year was very much like that of 2001. The first half of the year saw strong performance which quickly gave way to significant declines as changes in investor sentiment were unpredictable, often sharp and deep in their tone. During the second half of the year, investors witnessed unprecedented levels of investor anxiety over corporate governance issues and the general corporate distrust. This led to a very painful period when investors fled the stock market with little discretion. In fact, the July mutual fund outflows set a historic monthly record with $53 billion leaving stock mutual funds. This mass exodus caused a true "summer swoon" that left few equity investors unscathed.

Market forces notwithstanding, our focus remains upon the selection of individual companies that must earn their way into the portfolio. As a result, the current composition of the portfolio will, in our view, benefit greatly from any broad-based economic recovery. Based upon current valuations, we have significant positions in Basic Industries and Manufacturing sectors, both of which have languished at the bottom of their cycles far longer than anyone would have predicted. Perhaps more importantly the challenges these types of companies have faced are much larger than media coverage would suggest and in some cases surpassing the worst seen in over thirty years.

As value investors, with a long-term horizon, we have for some time been positioned to benefit from an economic upturn. Quite simply, we believe those companies that have been most susceptible to a downturn offer the best valuations going forward. They still appear as the best bargains. We believe that these types of companies have risk-to-reward ratios that have been skewed to unprecedented levels and if our analysis is correct, then they also have the elasticity to snap back.

Companies that we believed were extremely undervalued, when purchased, have in some cases disappointed shareholders and have suffered for their missteps. Two such examples are Crompton Corp. (Symbol: CK) and PolyOne Corp. (Symbol: POL). Both are chemical companies that have languished through the bottom of a two-year business cycle and now have tremendous upside potential. Both companies acquired other organizations and have consequently struggled through the integration process of their respective mergers while at the same time facing a difficult business environment. We see this situation reversing with an improving economy.

Stocks that we have recently purchased include Skyworks Solutions, Inc. (Symbol:
SWKS), the premier single source fabricator of telecommunications chip sets. The negative sentiment toward the telecommunications industry allowed us the opportunity to buy Skyworks at a discount to what we estimate the company's long-term value to be. In fact, Skyworks has been a huge success, returning some 90% during the fourth quarter alone. Other new stocks to the portfolio include The Shaw Group, Inc. (Symbol: SGR), a large engineering/construction firm, the refiner Tesoro Petroleum (Symbol: TSO) and United Therapeutics Corp. (Symbol:
UTHR), a biotechnology concern which has most of its market value, literally, in cash on the balance sheet. This company is profitable, and has both a newly approved drug for pulmonary hypertension and an exciting pipeline of new products.

Perhaps the most significant mistake in the portfolio of the past year was the collapse of the trucking company Consolidated Freightways (Symbol:

CFWY). Despite our patience and faith that the company had valuable assets, potential, and interested buyers for the business, management elected to close the company resulting in a loss of greater than 90%.

Other stocks that have been sold include the apparel maker Russell Athletic (Symbol: RML). Russell is a venerable firm but we simply felt that the timing was wrong for the launch of their new advertising strategy. We also sold Technitrol (Symbol: TNL), a worldwide producer of electronic components and electrical contacts, as we felt it was too dependent upon the strength of technology spending for hard-goods. Technitrol, too, is a good company and we may revisit it as a value investment in the future.

We have examined, and re-examined our holdings for their value potential as well as their vulnerability. We continue to search for new opportunities that reflect our philosophy of buying quality companies at a discount to their estimated future value. We believe that your Fund's portfolio, having navigated through the myriad of difficulties now holds some extraordinary values and is well positioned with respect to the future.

It has been a struggle, one that has been unrewarding near term, but we have held our course, been true to our philosophy, and remain committed to seeking the long-term rewards that we know can accrue to such an investment approach. We wish to thank all shareholders for their support and look forward to a beneficial new year.



/s/ WARREN J. ISABELLE

Warren J. Isabelle, CFA
President

*FOR THE PERIOD ENDING 12/31/02, THE FUND'S INVESTMENT SHARE CLASS AVERAGE ANNUAL RETURNS FOR THE 1-YEAR AND SINCE INCEPTION PERIODS (3/9/98) WERE -17.43% AND -.02%, RESPECTIVELY. FOR MORE CURRENT PERFORMANCE PLEASE CALL (800) 472-6114.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE FUND'S HISTORICAL PERFORMANCE. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN ORIGINAL COST. TOTAL RETURN FIGURES INCLUDE THE REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. SOME OF THE FUND'S FEES WERE WAIVED OR EXPENSES REIMBURSED; OTHERWISE, RETURNS WOULD HAVE BEEN LOWER. THE S&P 500 INDEX IS A BROAD-BASED, UNMANAGED MEASUREMENT OF CHANGES IN STOCK MARKET CONDITIONS BASED ON THE AVERAGE OF 500 WIDELY HELD COMMON STOCKS. ONE CANNOT INVEST DIRECTLY IN AN INDEX.

THE VIEWS IN THIS REPORT WERE THOSE OF THE FUND MANAGER AS OF DECEMBER 31, 2002 AND MAY NOT REFLECT HIS VIEWS ON THE DATE THIS REPORT IS FIRST PUBLISHED OR ANYTIME THEREAFTER. THESE VIEWS ARE INTENDED TO ASSIST SHAREHOLDERS OF THE FUND IN UNDERSTANDING THEIR INVESTMENTS IN THE FUND AND DO NOT CONSTITUTE INVESTMENT ADVICE. (02/03).

ICM/ISABELLE SMALL CAP VALUE FUND

INVESTMENT CLASS

ILLUSTRATION OF $10,000 INVESTMENT

The  graph  below  reflects  the  change  in  value  of a  hypothetical  $10,000 investment in the ICM/Isabelle Small Cap Value Fund (the "Fund") Investment Class compared with a broad-based securities market index since the Fund's inception. The Russell 2000 Index is composed of the 2,000 smallest stocks in the Russell 3000 Index, a market weighted index of the 3,000 largest U.S. publicly traded companies. The Fund is professionally managed while the Index is unmanaged and not available for investment.

                 DATE          INVESTMENT CLASS   RUSSELL 2000
              ----------       ----------------   ------------
                3/9/1998            10,000         10,000
               3/31/1998            10,000         10,431
               4/30/1998             9,900         10,488
               5/31/1998             9,460          9,924
               6/30/1998             9,040          9,944
               7/31/1998             7,770          9,139
               8/31/1998             5,910          7,365
               9/30/1998             6,110          7,941
              10/31/1998             6,480          8,265
              11/30/1998             6,730          8,698
              12/31/1998             6,910          9,236
               1/31/1999             7,250          9,359
               2/28/1999             6,920          8,601
               3/31/1999             6,690          8,735
               4/30/1999             7,550          9,518
               5/31/1999             8,260          9,657
               6/30/1999             8,390         10,094
               7/31/1999             8,390          9,817
               8/31/1999             8,390          9,453
               9/30/1999             8,250          9,455
              10/31/1999             8,370          9,563
              11/30/1999             9,280         10,061
              12/31/1999            10,330         11,199
               1/31/2000            10,860         11,020
               2/29/2000            11,690         12,839
               3/31/2000            11,880         11,993
               4/30/2000            11,740         11,271
               5/31/2000            11,260         10,614
               6/30/2000            11,690         11,540
               7/31/2000            11,530         11,168
               8/31/2000            11,710         12,020
               9/30/2000            12,050         11,667
              10/31/2000            11,300         11,146
              11/30/2000            10,840         10,002
              12/31/2000            11,129         10,861
               1/31/2001            12,009         11,427
               2/28/2001            11,835         10,677
               3/31/2001            11,794         10,155
               4/30/2001            12,347         10,949
               5/31/2001            13,043         11,218
               6/30/2001            14,067         11,605
               7/31/2001            12,808         10,977
               8/31/2001            12,224         10,623
               9/30/2001             9,972          9,193
              10/31/2001            10,545          9,731
              11/30/2001            11,067         10,484
              12/31/2001            12,101         11,131
               1/31/2002            12,071         11,015
               2/28/2002            11,886         10,713
               3/31/2002            13,699         11,575
               4/30/2002            13,955         11,680
               5/31/2002            13,473         11,162
               6/30/2002            13,658         10,608
               7/31/2002            11,549          9,006
               8/31/2002            10,965          8,983
               9/30/2002             9,829          8,338
              10/31/2002             9,798          8,605
              11/30/2002            10,811          9,373
              12/31/2002             9,992          8,851
                1/8/2003                                1

                   Average Annual Return for the period ending
                                    12/31/02

                   One year.......................... (17.43)%
                   Inception (3/9/1998)..............  (0.02)%

   PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. THE PERFORMANCE TABLE AND GRAPH DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

ICM/ISABELLE SMALL CAP VALUE FUND

INSTITUTIONAL CLASS

ILLUSTRATION OF $10,000 INVESTMENT

The graph below reflects the change in value of a hypothetical $10,000 investment in the ICM/Isabelle Small Cap Value Fund (the "Fund") Institutional Class compared with a broad-based securities market index since the Fund's inception. The Russell 2000 Index is composed of the 2,000 smallest stocks in the Russell 3000 Index, a market weighted index of the 3,000 largest U.S. publicly traded companies. The Fund is professionally managed while the Index is unmanaged and not available for investment.

                  DATE          INVESTMENT CLASS   RUSSELL 2000
               ---------       ----------------   ------------
               3/27/1998             10,000         10,000
               3/31/1998              9,970         10,074
               4/30/1998              9,870         10,130
               5/31/1998              9,460          9,584
               6/30/1998              9,040          9,605
               7/31/1998              7,780          8,827
               8/31/1998              5,920          7,113
               9/30/1998              6,120          7,670
              10/31/1998              6,480          7,982
              11/30/1998              6,740          8,401
              12/31/1998              6,920          8,920
               1/31/1999              7,260          9,039
               2/28/1999              6,940          8,307
               3/31/1999              6,690          8,437
               4/30/1999              7,560          9,193
               5/31/1999              8,270          9,327
               6/30/1999              8,400          9,749
               7/31/1999              8,400          9,481
               8/31/1999              8,400          9,130
               9/30/1999              8,270          9,132
              10/31/1999              8,390          9,236
              11/30/1999              9,300          9,717
              12/31/1999             10,360         10,817
               1/31/2000             10,890         10,643
               2/29/2000             11,720         12,400
               3/31/2000             11,920         11,583
               4/30/2000             11,780         10,886
               5/31/2000             11,300         10,251
               6/30/2000             11,740         11,145
               7/31/2000             11,580         10,787
               8/31/2000             11,760         11,610
               9/30/2000             12,100         11,268
              10/31/2000             11,350         10,765
              11/30/2000             10,900          9,660
              12/31/2000             11,179         10,490
               1/31/2001             12,079         11,036
               2/28/2001             11,905         10,312
               3/31/2001             11,854          9,807
               4/30/2001             12,417         10,575
               5/31/2001             13,113         10,835
               6/30/2001             14,147         11,209
               7/31/2001             12,888         10,602
               8/31/2001             12,315         10,260
               9/30/2001             10,042          8,879
              10/31/2001             10,636          9,398
              11/30/2001             11,158         10,126
              12/31/2001             12,233         10,751
               1/31/2002             12,202         10,639
               2/28/2002             12,018         10,347
               3/31/2002             13,850         11,179
               4/30/2002             14,116         11,281
               5/31/2002             13,625         10,780
               6/30/2002             13,820         10,245
               7/31/2002             11,690          8,698
               8/31/2002             11,107          8,676
               9/30/2002              9,950          8,053
              10/31/2002              9,930          8,311
              11/30/2002             10,953          9,053
              12/31/2002             10,124          8,549
                1/8/2003

              Average Annual Return for the period ending 12/31/02

                One year............................... (17.24)%
                Inception (3/29/1998)..................   0.26%

   PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. THE PERFORMANCE TABLE AND GRAPH DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES.

ICM/ISABELLE SMALL CAP VALUE FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2002

                                                                      MARKET
 SHARES       SECURITY                                                VALUE
---------     -------------------------------------------        --------------

              COMMON STOCK - 103.04%

              CONSUMER DISCRETIONARY - 6.15%
   80,200     4Kids Entertainment, Inc.+                         $    1,770,816
  359,400     InterTAN, Inc. +                                        2,569,710
  131,200     Tommy Hilfiger Corp. +                                    911,840
                                                                 --------------
                                                                      5,252,366
                                                                 --------------
              CONSUMER STAPLES - 2.76%
  153,600     Oneida Ltd.                                             1,694,208
   23,000     United Stationers, Inc. +                                 662,423
                                                                 --------------
                                                                      2,356,631
                                                                 --------------
              ENERGY - 5.32%
  424,800     Mission Resources Corp. +                                 174,168
  163,500     Southwestern Energy Co. +                               1,872,075
  223,000     Tesoro Petroleum Corp. +                                1,007,960
  181,800     Willbros Group, Inc. +                                  1,494,396
                                                                 --------------
                                                                       4,548,599
                                                                 --------------
              FINANCIALS - 5.85%
  471,000     iDine Rewards Network, Inc. +                           5,002,020
                                                                 --------------

              HEALTH CARE - 15.28%
   18,200     Analogic Corp.                                            915,241
1,148,800     ARIAD Pharmaceuticals, Inc. +                           2,757,120
   99,200     Avigen, Inc. +                                            566,432
  136,600     EPIX Medical, Inc. +                                      987,618
  919,600     PRAECIS Pharmaceuticals, Inc. +                         2,988,700
   33,600     Scios, Inc. +                                           1,094,688
  224,400     United Therapeutics Corp. +                             3,747,480
                                                                 --------------
                                                                      13,057,279
                                                                 --------------
              INDUSTRIALS - 19.38%
1,008,000     DT Industries, Inc. + #                                 2,630,880
  211,600     GenCorp, Inc.                                           1,675,872
  108,800     Global Power Equipment Group, Inc. +                      536,384
  137,800     GSI Lumonics, Inc. +                                      830,934
  229,400     JLG Industries, Inc.                                    1,727,382
   46,800     NACCO Industries, Inc. - Class A                        2,048,436
  425,900     Quanta Services, Inc. +                                 1,490,650
  137,700     RTI International Metals, Inc. +                        1,390,770



    The accompanying notes are an integral part of the financial statements.

ICM/ISABELLE SMALL CAP VALUE FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2002 (Continued)

                                                                     MARKET
  SHARES      SECURITY                                                VALUE
---------     -------------------------------------------        --------------

              INDUSTRIALS (CONTINUED)
  198,200     Sypris Solutions, Inc.                             $    2,023,622
  217,100     Transpro, Inc. +                                        1,215,760
   87,900     Woodhead Industries, Inc.                                 993,270
                                                                 --------------
                                                                      16,563,960
                                                                 --------------
              INFORMATION TECHNOLOGY - 16.77%
  254,100     Elite Information Group, Inc. +                         2,350,425
  102,900     EMS Technologies, Inc. +                                1,606,372
  354,300     MagneTek, Inc. +                                        1,573,092
   76,100     Network Equipment Technologies, Inc. +                    298,312
  173,700     Pioneer Standard Electronics, Inc.                      1,594,566
   73,100     Progress Software Corp. +                                 946,645
  391,800     Signal Technology Corp. +                               4,223,604
  115,900     Skyworks Solutions, Inc. +                                999,058
  396,400     Viewpoint Corp. +                                         741,268
                                                                 --------------
                                                                      14,333,342
                                                                 --------------
              MATERIALS - 30.36%
  418,694     AK Steel Holding Corp. +                                3,349,552
  253,600     Castle (AM) & Co. +                                     1,153,880
  447,700     Commonwealth Industries, Inc.                           3,057,791
  479,500     Crompton Corp.                                          2,853,025
  469,500     Graphic Packaging International Corp. +                 2,647,980
  226,900     Material Sciences Corp. +                               2,936,086
  546,200     PolyOne Corp.                                           2,141,104
  221,800     Shaw Group, Inc. +                                      3,648,610
  300,200     Terra Nitrogen Co., LP                                  1,756,170
  214,500     Wausau-Mosinee Paper Corp.                              2,406,690
                                                                 --------------
                                                                      25,950,888
                                                                 --------------
              OTHER - 1.17%
  401,200     Westaff, Inc. +                                         1,003,000
                                                                 --------------
              TOTAL COMMON STOCK (COST $99,558,212)              $   88,068,085
                                                                 ==============

    The accompanying notes are an integral part of the financial statements.

ICM/ISABELLE SMALL CAP VALUE FUND
PORTFOLIO OF INVESTMENTS
DECEMBER 31, 2002 (Continued)

                                                                      MARKET
                                                                       VALUE
                                                                 --------------

         TOTAL INVESTMENTS (COST $99,558,212) * - 103.04%        $   88,068,085

         CASH AND OTHER ASSETS NET OF LIABILITIES - (3.04)%          (2,595,676)
                                                                 --------------
         NET ASSETS - 100.00%                                    $   85,472,409
                                                                 ==============

-------------------------
   +  Non-income producing security.
   # A portion of the Fund's position in this security is considered a private placement.
   * Cost for federal income tax purposes is $100,505,071; the difference between book basis and tax basis net unrealized depreciation is attributable primarily to the tax deferral of losses on wash sales. The net unrealized depreciation on a tax basis consists of:

                   Gross Unrealized Appreciation . . . . . .    $   14,756,952
                   Gross Unrealized Depreciation . . . . . .       (27,193,938)
                                                                --------------
                   NET UNREALIZED DEPRECIATION . . . . . . .    $  (12,436,986)
                                                                 ==============



    The accompanying notes are an integral part of the financial statements.

ICM/ISABELLE SMALL CAP VALUE FUND
STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 2002

ASSETS:
  Investments in securities at market
    value (cost $99,558,212) (Note 1)                            $   88,068,085
  Receivable for securities sold                                      1,981,007
  Receivable for fund shares sold                                       473,677
  Interest and dividends receivable                                       8,547
  Prepaid expenses                                                       17,638
  Organization costs, net of amortization (Note 1)                        1,867
                                                                 --------------
    TOTAL ASSETS                                                     90,550,821
                                                                 --------------
LIABILITIES:
  Payable for fund shares redeemed                                    3,270,712
  Payable to custodian (Note 3)                                       1,602,403
  Payable to advisor (Note 3)                                            80,286
  Accrued expenses                                                      125,011
                                                                 --------------
    TOTAL LIABILITIES                                                 5,078,412
                                                                 --------------

NET ASSETS                                                       $   85,472,409
                                                                 ==============
INVESTMENT CLASS SHARES (NOTE 1):
  Net Assets (unlimited shares of $0.001 par beneficial
    interest authorized; 6,614,685 shares outstanding)           $   64,551,883
                                                                 ==============
  Net asset value, offering and redemption price
    per Investment Class Share                                   $         9.76
                                                                 ==============

INSTITUTIONAL CLASS SHARES (NOTE 1):
  Net Assets (unlimited shares of $0.001 par beneficial
    interest authorized; 2,114,854 shares outstanding)           $   20,920,526
                                                                 ==============
  Net asset value, offering and redemption price
    per Institutional Class Share                                $         9.89
                                                                 ==============
NET ASSETS CONSIST OF:
  Paid-in-Capital                                                   101,923,537
  Accumulated net realized loss on investments                       (4,961,001)
  Net unrealized depreciation of investments                        (11,490,127)
                                                                 --------------
NET ASSETS                                                       $   85,472,409
                                                                 ==============


    The accompanying notes are an integral part of the financial statements.

ICM/ISABELLE SMALL CAP VALUE FUND
STATEMENT OF OPERATIONS

                                                             FOR THE YEAR ENDED
                                                              DECEMBER 31, 2002
                                                             ------------------
INVESTMENT INCOME
  Dividends                                                      $      664,182
  Interest                                                               51,506
                                                                 --------------
TOTAL INCOME                                                            715,688
                                                                 --------------
EXPENSES
  Investment advisory fees (Note 3)                                   1,148,576
  Distribution fees - Investment Class (Note 4)                         216,296
  Administration fees (Note 3)                                          114,858
  Professional fees                                                     139,072
  Transfer agent fees (Note 3)                                          139,056
  Accounting fees (Note 3)                                               61,988
  Custodian fees (Note 3)                                                24,498
  Trustees' fees                                                         14,119
  Amortization of organization costs (Note 1)                            12,420
  Insurance expense                                                       9,855
  Reporting fees                                                         16,268
  Registration fees                                                      47,741
  Miscellaneous fees                                                     30,199
                                                                 --------------
    TOTAL EXPENSES                                                    1,974,946
      Fees waived (Notes 3 & 4)                                         (90,402)
                                                                 --------------
NET EXPENSES                                                          1,884,544
                                                                 --------------
NET INVESTMENT LOSS                                                  (1,168,856)
                                                                 --------------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS
  Net realized loss on investments                                   (1,445,949)
  Net realized loss on sales of affiliated companies (Note 5)        (3,173,534)
  Net change in unrealized appreciation (depreciation)
    of investments                                                  (16,433,375)
                                                                 --------------
  Net realized and unrealized loss on
    investments                                                     (21,052,858)
                                                                 --------------
NET DECREASE IN NET ASSETS
RESULTING FROM OPERATIONS                                        $  (22,221,714)
                                                                 ==============


    The accompanying notes are an integral part of the financial statements.

ICM/ISABELLE SMALL CAP VALUE FUND
STATEMENTS OF CHANGES IN NET ASSETS

                                                                   FOR THE YEAR           FOR THE YEAR
                                                                       ENDED                 ENDED
                                                                 DECEMBER 31, 2002      DECEMBER 31, 2001
                                                                  --------------         --------------
OPERATIONS
  Net investment loss                                             $   (1,168,856)        $    (671,048)
  Net realized gain (loss) on investments                             (4,619,483)            1,609,863
  Net change in unrealized appreciation
    (depreciation) of investments                                    (16,433,375)             4,488,648
                                                                  --------------         --------------
  Net increase (decrease) in net assets
    resulting from operations                                        (22,221,714)             5,427,463
                                                                  --------------         --------------
CAPITAL SHARE TRANSACTIONS
  Proceeds from shares subscribed:
    Investment Class                                                 191,029,624            118,969,512
    Institutional Class                                               59,296,256             16,734,492
  Redemption of shares:
    Investment Class                                                (194,708,806)          (113,263,404)
    Institutional Class                                              (62,810,631)           (14,531,828)
                                                                  --------------         --------------
  Increase (decrease) in net assets derived
    from capital share transactions (a)                               (7,193,557)             7,908,772
                                                                  --------------         --------------
      TOTAL INCREASE (DECREASE)
        IN NET ASSETS                                                (29,415,271)            13,336,235
                                                                  --------------         --------------
NET ASSETS
  Beginning of period                                                114,887,680            101,551,445
                                                                  --------------         --------------
  End of period                                                   $   85,472,409         $  114,887,680
                                                                  ==============         ==============
(a)Transactions in capital stock were:

  Investment Class

    Shares sold                                                       16,287,250             10,376,864
    Shares redeemed                                                  (16,896,256)           (10,086,103)
                                                                  --------------         --------------
  Net increase (decrease)
    in shares outstanding                                               (609,006)               290,761
                                                                  ==============         ==============
  Institutional Class
    Shares sold                                                        5,062,126              1,397,064
    Shares redeemed                                                   (5,416,598)            (1,328,341)
                                                                  --------------         --------------
  Net increase (decrease)
    in shares outstanding                                               (354,472)                68,723
                                                                  ==============         ==============

    The accompanying notes are an integral part of the financial statements.

ICM/ISABELLE SMALL CAP VALUE FUND
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of capital stock outstanding throughout each year or period indicated.

                                                                   FOR THE YEAR      FOR THE YEAR
                                                                      ENDED             ENDED
                                                                   DECEMBER 31,      DECEMBER 31,
INVESTMENT CLASS                                                      2002              2001
                                                                   ------------      ------------
NET ASSET VALUE, BEGINNING OF PERIOD                               $      11.82      $      10.87
                                                                   ------------      ------------
  Increase (decrease) from
    investment operations:
  Net investment loss                                                     (0.14)            (0.08)
  Net gains (losses) on investments
    (both realized and unrealized)                                        (1.92)             1.03
                                                                   ------------      ------------
  NET INCREASE (DECREASE) FROM
    INVESTMENT OPERATIONS                                                 (2.06)             0.95
                                                                   ------------      ------------
  Less distributions from net
    realized gains                                                           --                --
                                                                   ------------      ------------
NET ASSET VALUE, END OF PERIOD                                     $       9.76      $      11.82
                                                                   ============      ============
TOTAL RETURN ***                                                         (17.43)%            8.74%

RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period (in 000s)                              $     64,552       $    85,386
  Ratio of expenses to average net assets:
    Before waivers and/or reimbursements                                   1.80%             1.74%
    After waivers and/or reimbursements                                    1.71%             1.74%
  Ratio of net investment loss to average net assets:
    Before waivers and/or reimbursements                                  (1.17)%           (0.61)%
    After waivers and/or reimbursements                                   (1.08)%           (0.61)%

  Portfolio turnover rate                                                 50.41%            43.16%

----------------------
  *    Based on average shares outstanding.
 **    Commencement of investment
       operations.
*** Assumes initial investment at net asset value at the beginning of each period and reinvestment of all distributions. Total returns for periods less than one year are not annualized.
1      Annualized.


    The accompanying notes are an integral part of the financial statements.

ICM/ISABELLE SMALL CAP VALUE FUND
FINANCIAL HIGHLIGHTS (Continued)

                                                                   FOR THE YEAR      FOR THE YEAR    FOR THE PERIOD
                                                                     ENDED              ENDED        MARCH 9, 1998**
                                                                   DECEMBER 31,      DECEMBER 31,  THROUGH DECEMBER 31,
INVESTMENT CLASS                                                        2000               1999*            1998
                                                                   -------------     -------------     -------------
NET ASSET VALUE, BEGINNING OF PERIOD                               $       10.33     $        6.91     $       10.00
                                                                   -------------     -------------     -------------
  Increase (decrease) from
    investment operations:
  Net investment loss                                                      (0.05)            (0.12)            (0.04)
  Net gains (losses) on investments
    (both realized and unrealized)                                          0.84              3.54             (3.05)
                                                                   -------------     -------------     -------------
  NET INCREASE (DECREASE) FROM
    INVESTMENT OPERATIONS                                                   0.79              3.42             (3.09)
                                                                   -------------     -------------     -------------
  Less distributions from net
    realized gains                                                         (0.25)                -                 -
                                                                   -------------     -------------     -------------
NET ASSET VALUE, END OF PERIOD                                     $       10.87     $       10.33     $        6.91
                                                                   =============     =============     =============
TOTAL RETURN ***                                                            7.73%            49.49%           (30.90%)

RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period (in 000s)                              $      75,327     $       9,993     $       1,660
  Ratio of expenses to average net assets:
    Before waivers and/or reimbursements                                    1.82%             4.79%             8.81%1
    After waivers and/or reimbursements                                     1.81%             1.95%             1.95%1
  Ratio of net investment loss to average net assets:
    Before waivers and/or reimbursements                                   (0.44)%           (4.23%)           (7.99%)1
    After waivers and/or reimbursements                                    (0.43)%           (1.39%)           (1.13%)1

  Portfolio turnover rate                                                  53.91%            84.30%            21.43%

----------------------
  *    Based on average shares outstanding.
 **    Commencement of investment
       operations.
*** Assumes initial investment at net asset value at the beginning of each period and reinvestment of all distributions. Total returns for periods less than one year are not annualized.
1      Annualized.



   The accompanying notes are an integral part of the financial statements.

ICM/ISABELLE SMALL CAP VALUE FUND
FINANCIAL HIGHLIGHTS

The table below sets forth financial data for one share of capital stock outstanding throughout each year or period indicated.

                                                                   FOR THE YEAR      FOR THE YEAR
                                                                      ENDED             ENDED
                                                                   DECEMBER 31,      DECEMBER 31,
INSTITUTIONAL CLASS                                                   2002               2001
                                                                  -------------     -------------
Net Asset Value, Beginning of Period                              $       11.95     $       10.92
                                                                  -------------     -------------
  Increase (decrease) from
    investment operations:
  Net investment loss                                                     (0.11)            (0.05)
  Net gains (losses) on investments
    (both realized and unrealized)                                        (1.95)             1.08
                                                                  -------------     -------------
  NET INCREASE (DECREASE) FROM
     INVESTMENT OPERATIONS                                                (2.06)             1.03
                                                                  -------------     -------------
  Less distributions from net realized gains                                 -                 -
                                                                  -------------     -------------
NET ASSET VALUE, END OF PERIOD                                    $        9.89     $       11.95
                                                                  =============     =============

TOTAL RETURN ***                                                         (17.24)%            9.43%

RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period (in 000s)                             $      20,920     $      29,502
  Ratio of expenses to average net assets:
    Before waivers and/or reimbursements                                   1.49%             1.49%
    After waivers and/or reimbursements                                    1.44%             1.49%
  Ratio of net investment loss to
    average net assets:
    Before waivers and/or reimbursements                                  (0.86)%           (0.36)%
    After waivers and/or reimbursements                                   (0.82)%           (0.36)%

Portfolio turnover rate                                                   50.41%            43.16%

---------------------
  *    Based on average shares outstanding.
 **    Commencement of investment operations.
***    Assumes  initial  investment  at net asset value at the beginning of each period and reinvestment of all  distributions.  Total returns for periods less than one year are not annualized.
  1    Annualized.


    The accompanying notes are an integral part of the financial statements.

ICM/ISABELLE SMALL CAP VALUE FUND
FINANCIAL HIGHLIGHTS (Continued)

                                                                  FOR THE YEAR      FOR THE YEAR       FOR THE PERIOD
                                                                      ENDED             ENDED         MARCH 29, 1998**
                                                                   DECEMBER 31,      DECEMBER 31,    THROUGH DECEMBER 31,
                                                                       2000              1999*              1998
INSTITUTIONAL CLASS                                               -------------     -------------     -------------

NET ASSET VALUE, BEGINNING OF PERIOD                              $       10.36     $        6.92     $       10.00
                                                                  -------------     -------------     -------------
  Increase (decrease) from
    investment operations:
  Net investment loss                                                     (0.02)            (0.10)            (0.04)
  Net gains (losses) on investments
    (both realized and unrealized)                                         0.83              3.54             (3.04)
                                                                  -------------     -------------     -------------
  NET INCREASE (DECREASE) FROM
    INVESTMENT OPERATIONS                                                  0.81              3.44             (3.08)
                                                                  -------------     -------------     -------------
  Less distributions from net
    realized gains                                                        (0.25)               -                 -
                                                                  -------------     -------------     -------------
NET ASSET VALUE, END OF PERIOD                                    $       10.92     $       10.36     $        6.92
                                                                  =============     =============     =============
TOTAL RETURN ***                                                           7.90%            49.71%           (30.80%)

RATIOS/SUPPLEMENTAL DATA
  Net assets, end of period (in 000s)                             $      26,225     $       7,448     $       3,734
  Ratio of expenses to average net assets:
    Before waivers and/or reimbursements                                   1.57%             4.54%             8.56%1
    After waivers and/or reimbursements                                    1.56%             1.70%             1.70%1
  Ratio of net investment loss to average net assets:
    Before waivers and/or reimbursements                                  (0.18)%           (4.14%)           (7.74%)1
    After waivers and/or reimbursements                                   (0.17)%           (1.30%)           (0.88%)1

  Portfolio turnover rate                                                 53.91%            84.30%            21.43%

----------------------
  *    Based on average shares outstanding.
 **    Commencement of investment
       operations.
*** Assumes initial investment at net asset value at the beginning of each period and reinvestment of all distributions. Total returns for periods less than one year are not annualized.
  1    Annualized.




    The accompanying notes are an integral part of the financial statements.

ICM/ISABELLE SMALL CAP VALUE FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2002

NOTE 1- SIGNIFICANT ACCOUNTING POLICIES
ICM/Isabelle Small Cap Value Fund (the "Fund"), is a series of the ICM Series Trust (the "Trust"), which was organized as a Massachusetts business trust pursuant to a Declaration of Trust dated November 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund offers two classes of shares, Investment Class shares and Institutional Class shares (collectively, the "Shares"), each of which has equal rights as to class and voting privileges. The Investment Class has exclusive voting rights with respect to its distribution plan pursuant to Rule 12b-1 ("12b-1 Plan") and is subject to 12b-1 Plan expenses. The Fund commenced operations on March 9, 1998 (March 29, 1998 for the Institutional Class). The investment objective of the Fund is to seek capital appreciation by investing its assets primarily in relatively undervalued common stocks of domestic small market capitalization companies. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles for investment companies.

        A. SECURITY VALUATION. Investments in securities are valued at the last reported sales price on the national securities exchange or national securities market on which such securities are primarily traded, on the last business day of the period. Unlisted securities or listed securities, in which there were no sales, are valued at the mean of the closing bid and ask prices. Short-term obligations with remaining maturities of 60 days or less are valued at amortized cost plus accrued interest, which approximates market value. Any securities or other assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Board of Trustees.

        B.   INVESTMENT   INCOME   AND   SECURITIES   TRANSACTIONS.   Securities
        transactions are accounted for on the date the securities are purchased or sold (trade date). Cost is determined and gains and losses are based

ICM/ISABELLE SMALL CAP VALUE FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2002 - (Continued)

        on the identified cost basis for both financial statement and federal income tax purposes. Dividend income is reported on the ex-dividend date. Interest income and expenses are accrued daily.

        C. NET ASSET VALUE PER SHARE. Net Asset Value per share of each class of shares of the Fund is determined daily as of the close of trading on the New York Stock Exchange by dividing the value of the total assets, less liabilities attributable to that class, by the number of outstanding shares of that class. The net asset value of the classes may differ because of different fees and expenses charged to each class.

        D. ORGANIZATION COSTS. Organization costs are amortized on a straight-line basis over five years from commencement of operations. If any of the original shares are redeemed by any holder thereof prior to the end of the amortization period, the redemption proceeds will be decreased by the pro rata share of the unamortized organizational costs as of the date of redemption. The pro rata shares will be derived by dividing the number of original shares redeemed by the total number of original shares outstanding at the time of redemption.

        E. FEDERAL INCOME TAXES. The Trust intends to continue to qualify each year as a regulated investment company by complying with all requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies including, among other things, distributing substantially all of its earnings to its shareholders. Therefore, no federal income tax provision is required. The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules.

        On December 31, 2002, the Fund reclassified $17,361 from undistributed net realized gain and $1,168,856 from accumulated net investment loss to paid-in-capital in the amount of $1,151,495. The reclassification has no impact on the net asset value of the Fund.

ICM/ISABELLE SMALL CAP VALUE FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2002 - (Continued)

        For  federal  income  tax  purposes,   the  Capital  Loss  carryover  is
        $3,857,772 which expires in December of 2010.

        For tax purposes the Fund had a current year deferred post-October capital loss of $156,370 which will be realized on the first day of the following tax year.

        As of December 31, 2002, there were no distributable earnings on a tax basis.

        F. INCOME AND EXPENSES. Expenses directly attributable to a particular class are charged directly to such class. In calculating net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses, other than class specific expenses, are allocated daily to each class of shares based on the proportion of net assets of each class at the beginning of that day.

        G. REPURCHASE AGREEMENTS. The Fund may invest in repurchase agreements. The Fund will also require the financial institution to maintain collateral at all times with a value equal to the amount the Fund paid for the securities. In the event of default, the Fund may have difficulties disposing of such securities.

        H. DISTRIBUTIONS TO SHAREHOLDERS. The Fund will distribute substantially all of its net investment income and capital gains, if any, at least annually. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles.

ICM/ISABELLE SMALL CAP VALUE FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2002 - (Continued)

        I. USE OF ESTIMATES. In preparing financial statements in conformity with generally accepted accounting principles, management makes estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements, as well as the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2 - PURCHASES AND SALES OF SECURITIES
Purchases and sales of securities, other than short-term investments, aggregated $55,169,357 and $59,913,615, respectively, for the period ended December 31, 2002.

NOTE 3 - ADVISORY FEES, SERVICING FEES, AND OTHER TRANSACTIONS WITH
         RELATED PARTIES
INVESTMENT ADVISER - Ironwood Capital Management, LLC ("ICM") serves as the investment advisor for the Fund pursuant to an investment advisory agreement (the "Agreement"). Under the terms of the Agreement, ICM receives a fee from the Fund, accrued daily and paid monthly, at an annual rate of 1.00% of the average daily net assets of the Fund. Pursuant to the terms of the Agreement, ICM is obligated for as long as the Agreement remains in effect to limit total Fund expenses, including its investment advisory fee, to 1.95% of the average daily net assets annually for the Investment Class and 1.70% of the average daily net assets annually for the Institutional Class, and to waive such fees and reimburse expenses to the extent that they exceed these amounts. For the period ended December 31, 2002, no advisory fees were waived nor other expenses reimbursed by ICM.

ADMINISTRATOR - The Fund's administrator is Forum Administrative Services, LLC ("FAdS"). For its services, FAdS receives an annual fee from the Fund equal to 0.10% of the average daily net assets of the Fund, up to $180 million in assets. With respect to assets in excess of $180 million, the fee is 0.05% of the average daily net assets of the Fund.

ICM/ISABELLE SMALL CAP VALUE FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2002 - (Continued)

TRANSFER AGENT - The Fund's transfer agent is Forum Shareholder Services, LLC ("FSS"). For its services, the Transfer Agent receives a base fee from the Fund equal to $12,000 per year per Fund class, plus certain shareholder account and Internet related fees, as well as out-of-pocket and related expenses. FSS agreed to completely waive its base fee of $24,000 for the fiscal year ended December 31, 2002.

In addition, the Fund has entered into separate servicing and operating agreements with Charles Schwab & Co., Inc. ("Schwab") and Fidelity Capital Markets ("FCM"), whereby Schwab and FCM make shares of the Fund available to their clients in exchange for a servicing fee. For the period ended December 31, 2002, the Fund paid $31,039 and $22,419 to Schwab and FCM, respectively. These amounts are included as part of the Transfer Agency fees on the statement of operations. Fees of $19,478 were waived by FCM.

DISTRIBUTOR - Forum Fund Services, LLC ("FFS"), a registered broker-dealer and a member of the National Association of Securities Dealers, Inc., is the Fund's distributor. FFS receives no compensation for its distribution services and no sales commissions. FFS may enter into arrangements with various financial institutions through which investors may purchase or redeem Shares. FFS may, at its own expense and from its own resources, compensate certain persons who provide services in connection with the sale or expected sale of Shares.

OTHER SERVICE PROVIDERS - Forum Accounting Services, LLC ("FAcS") provides fund accounting services to the Fund. For its services, FAcS receives a fee, per month, of $2,333 for up to $25 million in assets, $4,000 for $25 - 50 million in assets, and $4,666 for assets in excess of $50 million. For each additional share class above one, the fee is $500 per month. The additional surcharge for the Fund with more than 200 security positions is $1,000 per month.

ICM/ISABELLE SMALL CAP VALUE FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2002 - (Continued)

The custodian, Fifth Third Bank, has agreed to compensate the Fund and decrease custody fees for interest on any cash balances left uninvested. For the period ended December 31, 2002, the Fund's custodian expenses were reduced by $141, which are disclosed as fees waived on the accompanying statement of operations.

No officer, trustee or employee of ICM, or FAdS, or any affiliate thereof, receives any compensation from the Trust for serving as a Trustee or officer of the Trust. The Trust pays each unaffiliated Trustee an annual fee of $2,000 for their services, plus $500 for their attendance at board and committee meetings. The Trust also reimburses each unaffiliated Trustee for travel and out-of-pocket expenses related to the attendance at such meetings.

NOTE 4 - DISTRIBUTION PLAN
The Trustees of the Fund have adopted a 12b-1 Plan with respect to the Investment Class shares pursuant to Section 12(b) of the 1940 Act and Rule 12b-1 thereunder, which permits the Fund to pay certain expenses associated with the distribution of its Investment Class shares. Under the 12b-1 Plan, the Fund compensates FFS, at a fee calculated at an annual rate of up to 0.25% of the value of the average annual net assets attributable to the Investment Class shares, for distribution expenses borne, or paid to others, by FFS. For the period ended December 31, 2002, the Fund incurred $216,296 in distribution costs for Investment Class shares and FFS waived fees of $46,783.

NOTE 5 - AFFILIATED COMPANIES
The Fund primarily invests in smaller capitalized company securities that tend to be more sensitive to changes in earnings expectations and have lower trading volumes than mid to large capitalized company securities, and as a result, they may experience more abrupt and erratic price movements. The Fund's investment in these smaller capitalized companies may exceed 5% of the companies' outstanding voting stock. Such companies are deemed affiliates of the Fund for financial reporting purposes. As of December 31, 2002,

ICM/ISABELLE SMALL CAP VALUE FUND
NOTES TO FINANCIAL STATEMENTS
DECEMBER 31, 2002 - (Continued)

the Fund's investment did not exceed 5% in any company. The following summarizes transactions with affiliates of the Fund during the year ended December 31, 2002:


                                                            REALIZED
                                                DIVIDEND     GAINS        MARKET
AFFILIATES              PURCHASES    SALES       INCOME     (LOSSES)       VALUE
                       ----------  ----------  ----------  -----------  ----------
BNS Co.                $       -   $  399,716  $      -    $   253,018  $       -*
DT Industries, Inc.     1,261,633      96,497         -       (433,049)  2,630,880
Signal Technology Corp.   437,024   1,823,272         -     (1,071,471)  4,223,604
Wickes, Inc.                    -     263,144         -     (1,922,032)        -**
                       ----------  ----------  ----------  -----------  ----------
                       $1,698,657  $2,582,629  $      -    $(3,173,534) $6,854,484
                       ==========  ==========  ==========  ===========  ==========

--------------------------
   * Effective February 14, 2002, the Fund no longer held BNS Co.
  ** Effective December 6, 2002, the Fund no longer held Wickes, Inc.

REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Shareholders and Board of Trustees of the ICM Series Trust.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the ICM/Isabelle Small Cap Value Fund (the "Fund") at December 31, 2002, and the results of its operations, the changes in its net assets and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion. The financial statements of the Fund as of December 31, 2001 and for the periods then ended were audited by other independent accountants whose report dated February 26, 2002 expressed an unqualified opinion on those statements.


PricewaterhouseCoopers LLP
Boston, Massachusetts
February 14, 2003

FUND TRUSTEES AND OFFICERS (UNAUDITED)

                                          LENGTH       PRINCIPAL OCCUPATION(S)
NAME, ADDRESS            POSITION(S)      OF TIME      DURING THE PAST
AND DATE OF BIRTH        WITH THE TRUST   SERVED(1)    FIVE YEARS
-------------------------------------------------------------------------------
INTERESTED TRUSTEES
-------------------------------------------------------------------------------
WARREN J.                 Trustee,        March       Managing member and
ISABELLE, CFA(2)          President and   1998 to     Chief Investment Officer,
Ironwood Capital          Chairman of     Present     Ironwood Capital
Management, LLC           the Board,                  Management, LLC,
21 Custom House Street    Valuation                   August 1997 to present
Suite 240                 Committee(3)
Boston, MA 02110          (member)
Born: January 1952

-------------------------------------------------------------------------------
RICHARD L.                Trustee and     March       Executive Vice-President,
DROSTER(4)                Executive       1998 to     Ironwood Capital
Ironwood Capital          Vice-           Present     Management, LLC,
Management, LLC           President,                  August 1997 to present
21 Custom House Street    Valuation
Suite 240                 Committee(3)
Boston, MA 02110          (member)
Born: August 1961

FUND TRUSTEES AND OFFICERS (UNAUDITED)
(Continued)

                                          LENGTH      PRINCIPAL OCCUPATION(S)
NAME, ADDRESS            POSITION(S)      OF TIME     DURING THE PAST
AND DATE OF BIRTH        WITH THE TRUST   SERVED(1)   FIVE YEARS
-------------------------------------------------------------------------------
DISINTERESTED TRUSTEES
-------------------------------------------------------------------------------
N. STEPHEN OBER           Trustee,        March       President,  Beyond
Beyond Genomics           Audit           1998 to     Genomics,  Inc.,  2000 to
40  Bear  Hill  Road      Committee,(5)   Present     present; President and
Waltham, MA 02451         Nominating                  Chief Executive  Officer,
Born: April 1959          Committee(6)                Synergy Health Care, Inc.
                          and Valuation               (a health care information
                          Committee(3)                systems company), from
                          (member)                    1995 to 2000

--------------------------------------------------------------------------------
DONALD A.                 Trustee,        March       Assistant Professor,
NELSON, CPA               Audit           1998 to     Department of Accounting
Merrimack College         Committee       Present     and Finance, Merrimack
Andover, MA 01810         (Chairman),(5)              College, 1975 to present;
Born: February 1946       Nominating                  Certified Public
                          Committee(6)                Accountant, 1972 to
                          and Valuation               present
                          Committee(3)
                          (member)

-------------------------------------------------------------------------------
JOHN A. FIFFY             Trustee,       March        Acquisition Consultant,
Hewlett-Packard Co.       Audit          1998 to      Hewlett-Packard Co.
200 Forest Street         Committee,(5)  Present      (formerly Compaq
Marlboro, MA 01752        Nominating                  Computer Corporation, a
Born: December 1950       Committee(6)                computer hardware
                          and Valuation               company), 1993 to present
                          Committee(3)
                          (member)

FUND TRUSTEES AND OFFICERS (UNAUDITED)
(Continued)


                                          LENGTH      PRINCIPAL OCCUPATION(S)
NAME, ADDRESS             POSITION(S)     OF TIME     DURING THE PAST
AND DATE OF BIRTH         WITH THE TRUST  SERVED(1)   FIVE YEARS
-------------------------------------------------------------------------------
OFFICERS

-------------------------------------------------------------------------------
GARY S. SAKS               Vice-          March       Chief Operating Officer
Ironwood Capital           President,     1998 to     and Compliance Officer,
Management, LLC            Secretary,     Present     Ironwood Capital
21 Custom House Street     Treasurer and              Management, LLC,
Suite 240                  Chief                      August 1997 to present
Boston, MA 02110           Financial
Born: May 1968             Officer

-------------------------------------------------------------------------------
D. BLAINE                  Vice-          January     Relationship Manager and
RIGGLE, Esq.               President,     2002 to     Counsel, Forum Financial
Forum Financial            Assistant      Present     Group, LLC, 1998 to present
Group, LLC                 Secretary                 (a mutual fund administra-
Two Portland Square                                   tion company); Officer,
Portland, ME 04101                                    various funds managed and
Born: November 1966                                   distributed by Forum Fund
                                                      Services, LLC, and Forum
                                                      Administrative Services,
                                                      LLC, March 1998 to present

-------------------------------------------------------------------------------
CHERYL O.                  Vice-          January     Counsel, Forum Financial
TUMLIN, Esq.               President,     2002 to     Group, LLC; November 2001
Forum Financial            Assistant      Present     to present and July 1996 to
Group, LLC                 Secretary                  January 1999 (a mutual fund
Two Portland Square                                   administration company);
Portland, ME 04101                                    Counsel, I-many, Inc.,
Born: June 1966                                       January 1999 to October
                                                      2001;   Officer,   various
                                                      funds      managed     and
                                                      distributed  by Forum Fund
                                                      Services,  LLC,  and Forum
                                                      Administrative   Services,
                                                      LLC,   December   2001  to
                                                      present


FUND TRUSTEES AND OFFICERS (UNAUDITED)
(Continued)

                                         LENGTH       PRINCIPAL OCCUPATION(S)
NAME, ADDRESS             POSITION(S)    OF TIME      DURING THE PAST
AND DATE OF BIRTH         WITH THE TRUST SERVED(1)    FIVE YEARS
--------------------------------------------------------------------------------
OFFICERS (CONTINUED)
--------------------------------------------------------------------------------
STACEY E. HONG            Assistant      August       Director since 1998, Forum
Forum Financial           Treasurer      2002 to      Accounting Services, LLC,
Group, LLC                               Present      with which he has been
Two Portland Square                                   associated since 1992.
Portland, ME 04101                                    Officer, various funds
Born: May 1966                                        managed and distributed by
                                                      Forum Fund Services, LLC,
                                                      and Forum Administrative
                                                      Services, LLC

--------------------------------------------------------------------------------
DAWN L. TAYLOR            Assistant      January      Tax Manager, Forum
Forum Financial           Treasurer      2002 to      Financial Group, LLC,
Group, LLC                               Present      October 1997 to present (a
Two Portland Square                                   mutual fund administration
Portland, ME 04101                                    company); Officer, various
Born: May 1964                                        funds managed and
                                                      distributed by Forum Fund
                                                      Services, LLC, and Forum
                                                      Administrative Services,
                                                      LLC, September 1998 to
                                                      present

FUND TRUSTEES AND OFFICERS (UNAUDITED)
(Continued)

                                        LENGTH      PRINCIPAL OCCUPATION(S)
NAME, ADDRESS            POSITION(S)    OF TIME     DURING THE PAST
AND DATE OF BIRTH        WITH THE TRUST SERVED(1)   FIVE YEARS
-------------------------------------------------------------------------------
OFFICERS (CONTINUED)
-------------------------------------------------------------------------------
NATHAN                   Assistant      January   Staff Attorney, Forum
GEMMITI, Esq.            Secretary      2002 to   Financial Group, LLC, July
Forum Financial                         Present   2001 to present (a mutual
Group, LLC                                        fund administration
Two Portland Square                               company); Associate at the
Portland, ME 04101                                law firm of Pierce Atwood
Born: November 1970                               August 1998 through July
                                                  2001;  Officer,  various funds
                                                  managed  and   distributed  by
                                                  Forum Fund  Services,  LLC and
                                                  Forum Administrative Services,
                                                  LLC, January 2002 to present

--------------------------
    (1) Term of service is indefinite.
    (2) Mr. Isabelle owns a controlling interest in ICM and is the portfolio manager of the Fund.
    (3) Pursuant to a charter adopted by the Board, the Valuation Committee reviews and provides advice regarding the Trust's policies and procedures for determining net asset value per share of the Trust's series. The Valuation Committee also produces fair value determinations for securities maintained in the portfolios of the Trust consistent with valuation procedures approved by the Board. The Valuation Committee meets when necessary. During the fiscal year ended December 31, 2002, the Valuation Committee met one time.
    (4) Mr. Droster is a principal He currently serves as Executive of ICM. Vice-President.
    (5) Pursuant to a charter adopted by the Board, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Trust. It is responsible for meeting with the Trust's independent certified public accountants to (1) review the arrangements and scope of any audit; (2) discuss matters of concern relating to the Trust's financial statements, including any adjustments to such statements recommended by the accountants, or other results of any audit; (3) consider the accountants' comments with respect to the Trust's financial policies, procedures,

FUND TRUSTEES AND OFFICERS (UNAUDITED)
(Continued)



        and internal accounting controls; and (4) review any form of opinion the accountants propose to render to the Trust. The Audit Committee met three times during the fiscal year ended December 31, 2002.
  (6) Pursuant to a charter adopted by the Board, the Trust's Nominating Committee, which meets when necessary, is charged with the duty of nominating all Disinterested Trustees and committee members, and presenting those nominations to the Board. The Nominating Committee Charter does not provide for the recommendation of nominees by security holders of the Trust. During the fiscal year ended December 31, 2002, the Nominating Committee did not meet.

        Each Director oversees the Fund, which is the only portfolio within the complex. No Director holds other directorships or trusteeships. The Statement of Additional Information ("SAI") contains additional information about the Fund's Directors. The SAI is available for free, by contacting the Fund at (800) 472-6114.

                      This page intentionally left blank.

                        IRONWOOD CAPITAL MANAGEMENT, LLC
                                  AND ICM FUNDS

                                THE IRONWOOD TREE

  is a small, hardy tree, which yields a very useful and solid wood. Patiently, these trees remain under the forest canopy until taller neighbors fall. Once given the opportunity, the Ironwood grows quickly to reach its full potential. We believe this imagery is appropriate for our firm as well as our investment style.

                        IRONWOOD CAPITAL MANAGEMENT, LLC,
        the investment manager of the ICM/Isabelle Small Cap Value Fund, is an independent investment management firm specializing in investing in small company stocks.

                                ICM Series Trust
                               Two Portland Square
                               Portland, ME 04101
                                 1-800-472-6114

 ------------------------------------------------------------------------------
There are risks associated with investing in funds of this type that invest in stocks of small-sized companies, which tend to be more volatile and less liquid than stocks of larger companies. Past Fund performance is not indicative of future results.

This information is not authorized for distribution unless accompanied or preceded by a current prospectus.

DISTRIBUTOR: FORUM FUND SERVICES, LLC

FOR ACCOUNT INFORMATION AND PRICES, CALL 1-800-472-6114 BETWEEN THE HOURS OF 9:00 A.M. AND 5:00 P.M. (EASTERN TIME), MONDAY THROUGH FRIDAY.